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                                                                    EXHIBIT 32.1

                           SECTION 1350 CERTIFICATION



I, E. Randall Chestnut, Chairman of the Board, President and Chief Executive Officer of Crown Crafts, Inc. (the "Company"), do hereby certify, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Quarterly Report on Form 10-Q of the Company for the period ending September 28, 2003 (the "Periodic Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 15 U.S.C. Sections 78m or 78o(d); and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 12, 2003


                                     /s/ E. Randall Chestnut
                                     -------------------------------------------
                                     E. Randall Chestnut, Chairman of the Board,
                                     President and Chief Executive Officer